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                                                                    EXHIBIT 99.7
NEWS RELEASE
------------

Contact:   Thomas H. Casey
           Interim Chapter 7
           Trustee
           714-444-1235

                                                           For Immediate Release
                                                           ---------------------

                          VOXEL CONVERTS TO CHAPTER 7
                          ---------------------------

August 7, 1998 -- Laguna Hills, California -- Voxel (NASDAQ:VOXL) Friday announced that on August 3, 1998, its case under Chapter 11 of the United States Bankruptcy Code was converted to a Chapter 7 case. Thomas H. Casey has been appointed Interim Chapter 7 Trustee.

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